                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                               OCTOBER  31, 2000
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-24975                  94-3236644
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
      --------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)



      --------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS

         The Registrant hereby advises persons seeking to locate documents filed with the Securities and Exchange Commission by or with respect to the Registrant that the Registrant was incorporated as "Healtheon Corporation" and completed its initial public offering in February 1999. In November 1999, the Registrant changed its name to "Healtheon/WebMD Corporation." In September 2000, the Registrant changed its name to "WebMD Corporation."

         In addition, the Registrant advises such persons that it has filed documents with the Commission using both CIK number 0001009575 and CIK number 0001088917. The Registrant intends to file all documents that it files with the Commission on and after the date hereof using CIK number 0001009575, which is the CIK number assigned to it by the Commission. A list of the documents filed by the Registrant using CIK number 0001088917 is attached hereto as Exhibit 99.1 and incorporated by reference herein. Exhibit 99.1 also includes a list of those documents known by the Registrant to have been filed by third parties with respect to the Registrant using CIK number 0001088917.

         In order to locate all documents filed with the Commission by or with respect to the Registrant, the Registrant recommends that persons seeking to locate such documents conduct a search with respect to all three of the names by which the Registrant has been known and with respect to both of the CIK numbers which have been used by the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed herewith:

         99.1 List of documents filed with the Securities and Exchange Commission using 0001088917 as the CIK number that should have been filed using 0001009575 as the CIK number

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WEBMD CORPORATION



          Dated:  October 30, 2000          By:  /s/ CHARLES A. MELE
                                               ---------------------------
                                                 Charles A. Mele
                                                 Executive Vice President,
                                                 Co-General Counsel

                                  EXHIBIT INDEX

99.1 List of documents filed with the Securities and Exchange Commission using 0001088917 as the CIK number that should have been filed using 0001009575 as the CIK number